Exhibit 11

COMPUTATION OF PER SHARE EARNINGS

The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's, Inc. for the three and nine months ended May 31, 2001, and May 31, 2000.

Three months ended May 31, 2001:
22,422,943 x shares outstanding for 92 days               2,062,910,756
Divided by number of days in the period                              92
                                                          _____________
Weighted average number of shares outstanding - basic        22,422,943
Dilutive effect of options outstanding                          209,423
                                                          _____________
Weighted average number of shares outstanding - assuming
  dilution                                                   22,632,366


Nine months ended May 31, 2001:
22,420,375 x shares outstanding for 133 days              2,981,909,875
22,422,943 x shares outstanding for 140 days              3,139,212,020
                                                          _____________
                                                          6,121,121,895
Divided by the number of days in the period                         273
                                                          _____________
Weighted average number of shares outstanding - basic        22,421,692
Dilutive effect of  options outstanding                          53,619
                                                          _____________
Weighted average number of shares outstanding - assuming
  dilution                                                   22,475,311


Three months ended May 31, 2000:
22,420,375 x shares outstanding for 92 days               2,062,674,500
Divided by number of days in the period                              92
                                                          _____________
Weighted average number of shares outstanding - basic        22,420,375
Dilutive effect of  options outstanding                             ---
                                                          _____________
Weighted average number of shares outstanding - assuming
  dilution                                                   22,420,375

Nine months ended May 31, 2000:
22,420,375 x shares outstanding for 274 days              6,143,182,750
Divided by number of days in the period                             274
                                                          _____________
Weighted average number of shares outstanding - basic        22,420,375
Dilutive effect of  options outstanding                           1,269
                                                          _____________
Weighted average number of shares outstanding - assuming
  dilution                                                   22,421,644